Execution Version ASSET PURCHASE AGREEMENT BY AND AMONG SUNNOVA ENERGY CORPORATION, SUNNOVA TEP DEVELOPER, LLC, SUNNOVA TEP HOLDINGS, LLC, AND SUNNOVA TEP HOLDINGS SUBSIDIARY, LLC DATED AS OF JUNE 8, 2025 i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.1 Definitions................................................................................................................2 Section 1.2 Construction...........................................................................................................10 ARTICLE II PURCHASE AND SALE Section 2.1 Purchase and Sale of Assets...................................................................................11 Section 2.2 Excluded Assets .....................................................................................................12 Section 2.3 Liabilities ...............................................................................................................12 ARTICLE III PURCHASE PRICE Section 3.1 Purchase Price........................................................................................................13 Section 3.2 Withholding ...........................................................................................................13 ARTICLE IV THE CLOSING Section 4.1 Time and Place of the Closing ...............................................................................13 Section 4.2 Deliveries by the Seller..........................................................................................14 Section 4.3 Deliveries by the Buyer .........................................................................................14 ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE SELLING ENTITIES Section 5.1 Organization, Standing and Power ........................................................................14 Section 5.2 Authority; Execution and Delivery; Enforceability...............................................15 Section 5.3 No Conflicts ...........................................................................................................15 Section 5.4 Legal Proceedings; Compliance with Law ............................................................16 Section 5.5 Taxes ......................................................................................................................16 Section 5.6 Title to Assets ........................................................................................................17 Section 5.7 Absence of Certain Changes..................................................................................18 Section 5.8 Brokers...................................................................................................................18 PRIVILEGED & CONFIDENTIAL ATTORNEY WORK PRODUCT ii Section 5.9 Board Composition ................................................................................................18 Section 5.10 Certain Agreements ...............................................................................................19 Section 5.11 Insurance and Warranties.......................................................................................19 Section 5.12 Intangible Property.................................................................................................19 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BUYER AND TEPH SUB Section 6.1 Organization and Good Standing...........................................................................19 Section 6.2 Authority; Execution and Delivery; Enforceability...............................................20 Section 6.3 No Conflicts ...........................................................................................................20 Section 6.4 Legal Proceedings..................................................................................................21 Section 6.5 Brokers...................................................................................................................21 Section 6.6 Proof of Funds .......................................................................................................21 ARTICLE VII COVENANTS OF THE PARTIES Section 7.1 Conduct of Business of Selling Entities.................................................................21 Section 7.2 Access to and Delivery of Information..................................................................22 Section 7.3 Expenses ................................................................................................................23 Section 7.4 Further Assurances.................................................................................................23 Section 7.5 Public Statements...................................................................................................23 Section 7.6 Tax Matters ............................................................................................................24 Section 7.7 Submission for Bankruptcy Court Approval .........................................................25 Section 7.8 Certain Post-Closing Covenants ............................................................................26 Section 7.9 Acknowledgment by Buyer. ..................................................................................26 ARTICLE VIII CONDITIONS TO CLOSING Section 8.1 Conditions to Each Party’s Obligations to Effect the Closing...............................27 Section 8.2 Conditions to Obligations of the Buyer and TEPH Sub ........................................27 Section 8.3 Conditions to Obligations of the Selling Entities ..................................................28 Section 8.4 Frustration of Closing Conditions..........................................................................29 ARTICLE IX TERMINATION; WAIVER Section 9.1 Termination............................................................................................................29 Section 9.2 Procedure and Effect of Termination.....................................................................31 PRIVILEGED & CONFIDENTIAL ATTORNEY WORK PRODUCT iii Section 9.3 Extension; Waiver..................................................................................................31 ARTICLE X MISCELLANEOUS PROVISIONS Section 10.1 Amendment and Modification ...............................................................................32 Section 10.2 Survival ..................................................................................................................32 Section 10.3 Notices ...................................................................................................................32 Section 10.4 Assignment; No Third Party Beneficiaries ............................................................34 Section 10.5 Severability ............................................................................................................34 Section 10.6 Governing Law ......................................................................................................34 Section 10.7 Non-Recourse ........................................................................................................35 Section 10.8 Submission to Jurisdiction; WAIVER OF JURY TRIAL .....................................35 Section 10.9 Counterparts...........................................................................................................36 Section 10.10 Incorporation of Schedules and Exhibits ...............................................................36 Section 10.11 Entire Agreement ...................................................................................................36 Section 10.12 Remedies................................................................................................................36 Section 10.13 Bulk Sales or Transfer Laws..................................................................................37 Section 10.14 Disclosure Schedule...............................................................................................37 Section 10.15 Mutual Drafting; Headings; Information Made Available ....................................37 Section 10.16 No Right of Set-Off ...............................................................................................37 SCHEDULES EXHIBITS Exhibit A Form of Sale Order

ASSET PURCHASE AGREEMENT This Asset Purchase Agreement (this “Agreement”) is made and entered into as of June 8, 2025 (the “Effective Date”), by and among Sunnova Energy Corporation, a Delaware corporation (“SEC”), Sunnova TEP Developer, LLC, a Delaware limited liability company (“TEP Developer” and, together with SEC, each a “Seller” and, collectively, the “Selling Entities”), Sunnova TEP Holdings, LLC, a Delaware limited liability company (the “Buyer”), and Sunnova TEP Holdings Subsidiary, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of Buyer (“TEPH Sub”). Capitalized terms used but not otherwise defined herein have the meanings set forth in Article I. RECITALS WHEREAS, TEP Developer and SEC commenced voluntary cases under the Bankruptcy Code in the Bankruptcy Court on June 1, 2025 and June 8, 2025, respectively, which cases are being jointly administered for procedural purposes (collectively, the “Bankruptcy Cases”); WHEREAS, each Selling Entity continues in possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession; WHEREAS, the Buyer desires to purchase from the Selling Entities, and the Selling Entities desire to sell to the Buyer, the Purchased Assets (as defined below), pursuant to the terms and subject to the conditions set forth herein; WHEREAS, the Selling Entities and the Buyer have agreed that the sale, assignment, conveyance, delivery and transfer of the Purchased Assets by the Selling Entities to TEPH Sub, shall be effected pursuant to sections 105 and 363 of the Bankruptcy Code on the terms and subject to the conditions of this Agreement; and WHEREAS, in connection with the Bankruptcy Cases and on the terms and subject to the conditions contained herein, following entry of the Sale Order, the Selling Entities shall sell and transfer to TEPH Sub, and TEPH Sub shall purchase and acquire from the Selling Entities, pursuant to sections 105 and 363 of the Bankruptcy Code, the Purchased Assets as more specifically provided herein and in the Sale Order. NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows: 2 ARTICLE I DEFINITIONS Section 1.1 Definitions. A defined term has its defined meaning throughout this Agreement and in each Exhibit and Schedule to this Agreement, regardless of whether it appears before or after the place where it is defined. As used in this Agreement, the following terms have the meanings specified below: “Acquired Liabilities” has the meaning given to such term in Section 2.3(c). “Acquisition Agreement” means any master purchase agreement, development and purchase agreement or contribution agreement pursuant to which any Project Company, any SAP Seller or Buyer was to have acquired any Host Customer Solar Asset from any Selling Entity or any Affiliate thereof (or, in the case of SAP IV, pursuant to which SAP IV was to have acquired any Host Customer Solar Asset from the Buyer). “Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person. For purposes of this definition, “control” (and any similar term) means the power of one or more Persons (directly or indirectly through one or more intermediaries) to direct, or cause the direction of, the management or affairs of another Person by reason of ownership of voting interests or by Contract or otherwise; provided, that, for the purposes of this Agreement, Buyer, TEPH Sub and the Project Companies, and any of their respective Subsidiaries, shall not be Affiliates of any Seller or any of their other Affiliates (and vice versa). “Agreement” has the meaning given to such term in the Preamble hereto. “Applicable Seller Prepared Returns” has the meaning given to such term in Section 7.6(e). “Assigned Contracts” has the meaning given to such term in Section 2.1(a). “Assignment and Assumption Agreement” means the Assignment and Assumption Agreement to be executed and delivered by the Buyer and the Seller at the Closing, in form and substance reasonably satisfactory to each of the Buyer and the Seller. “Avoidance Actions” means, collectively, any and all claims or causes of action arising under or pursuant to chapter 5 of the Bankruptcy Code or any other similar provision of applicable Law. “Bankruptcy Cases” has the meaning given to such term in the Recitals hereto. “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101, et seq, as amended. “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas. 3 “Bankruptcy Court Disclosures” means any forms, statements or other documents filed with the Bankruptcy Court prior to or on the date of this Agreement and that have been provided to White & Case LLP prior to execution of this Agreement in its role as counsel to certain Class A Lenders under the Credit Agreement. “Bill of Sale” means the Bill of Sale to be executed and delivered by the Selling Entities to the Buyer at the Closing, in form and substance reasonably satisfactory to each of the Buyer and the Selling Entities. “Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required by Law to be closed in New York, New York. “Buyer” has the meaning given to such term in the Preamble hereto. “Buyer Group” means Buyer, TEPH Sub, and their Affiliates and Representatives. “Channel Partner Agreement” means any channel partnership agreement or similar Contract or arrangement between any of the Selling Entities and any dealers, installers, contractors or similar parties relating to Host Customer Solar Assets or any portion thereof. “Claim” has the meaning given to such term in Section 101(5) of the Bankruptcy Code. “Class A Members” shall mean those Class A Members provided in each LLC Agreement. “Closing” has the meaning given to such term in Section 4.1. “Closing Date” has the meaning given to such term in Section 4.1. “Code” means the U.S. Internal Revenue Code of 1986. “Completed Systems” means all Host Customer Solar Assets that have been Placed in Service for which payment from one of the Selling Entities to the applicable counterparty under any Channel Partner Agreement remains outstanding as of the Closing Date. “Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Order of the Bankruptcy Court that deems, or renders unnecessary, the same), including Governmental Authorizations. “Contract” means any legally binding agreement, lease, contract, deed, mortgage, license, note, undertaking, arrangement or other commitment. “Control Transfer Date” (and each other equivalent or reasonably similar term) has the meaning ascribed to such term in the applicable Acquisition Agreement. “Credit Agreement” means the Third Amended and Restated Credit Agreement, dated as of June 8, 2025, among the Buyer, as borrower, Atlas Securitized Products Holdings, L.P., as administrative agent, and the other parties thereto. “Dealer” has the meaning given to such term in Section 2.1(c). 4 “Disclosure Limitations” has the meaning given to such term in Section 7.2(a). “Disclosure Schedule” has the meaning given to such term in the Preamble to Article V. “Effect” has the meaning given to such term in the definition of “Material Adverse Effect”. “Encumbrances” means any charge, claim, lien (statutory or otherwise), possessory interest, mortgage, lease, hypothecation, encumbrance, pledge, security interest or similar right, option, easement, servitude, restrictive covenant or condition, encroachment or similar restriction or “Interests” (as defined in the Sale Order), whether arising prior to or subsequent to the commencement of the Bankruptcy Cases (but, in any event, prior to the Closing), and whether voluntarily incurred or arising by operation of Law. “Environmental Law” means any Law that imposes liability for or standards of conduct concerning environmental protection or Hazardous Substances. “Equipment” means equipment, computers, furniture, furnishings, fixtures, office supplies, vehicles and other fixed assets. “Exchange Act” means the United States Securities Exchange Act of 1934. “Excluded Assets” has the meaning given to such term in Section 2.2. “Existing Solar Service Agreement” is a Solar Service Agreement that was originated prior to the Closing. “Express Representations” means the representations and warranties expressly contained in ARTICLE V (as qualified by the Disclosure Schedules) and the Transaction Documents (in each case, in accordance with the express terms and conditions (including limitations and exclusions) of this Agreement and the Transaction Documents). “Fraud” means an actual and intentional fraud (i) by a Selling Entity in the making of the representations and warranties in (x) ARTICLE V or (y) any certificate delivered pursuant to Section 8.2(c) or (ii) by Buyer in the making of the representations and warranties in (x) ARTICLE VI or (y) any certificate delivered pursuant to Section 8.3(c); provided, in each case, that such Fraud shall only be deemed to exist if, at the time such representation or warranty was made, (a) such representation or warranty was false or inaccurate, (b) the party making such representation or warranty had actual knowledge of the falsity or inaccuracy of such representation or warranty, (c) such party made such false or inaccurate representation or warranty with an intent to deceive the other party and induce such other party to take action or refrain from taking action in reliance thereon, and (d) the other party acted in justifiable reliance on such false or inaccurate representation or warranty and suffered or incurred actual damages as a result of such reliance. For the avoidance of doubt, “Fraud” shall not include any cause of action based on constructive or imputed knowledge, equitable fraud, constructive fraud, promissory fraud or any tort (including a claim for fraud) based on negligence, recklessness or any similar theory. “Fundamental Representations” means the representations and warranties of the Selling Entities set forth in Sections 5.1, 5.2, Section 5.3(a)(i), Section 5.7, 5.8 and 5.9.

5 “GAAP” means generally accepted accounting principles in the United States. “Governmental Authority” means any United States or non-United States national, federal, municipal, state, provincial, territorial, or local governmental or quasi-governmental, administrative or regulatory authority, department, agency, board, bureau, official, commission, body or other similar authority or instrumentality (including any self-regulatory authority, securities exchange, court or similar tribunal). “Governmental Authorization” means any permit, license, certificate, approval, consent, waiver, permission, clearance, designation, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any applicable Law. “Hazardous Substance” means (i) hazardous materials, hazardous wastes, and hazardous substances as those terms are defined under any applicable Environmental Laws, (ii) petroleum and petroleum products including crude oil and any fractions thereof, (iii) natural gas, synthetic gas, and any mixtures thereof, (iv) asbestos and/or any material which contains any hydrated mineral silicate, including chrysolite, amosite, crocidolite, tremolite, anthophyllite, and/or actinolite, whether friable or non-friable, (v) PCBs, or PCB-containing materials or fluids, (vi) radon, (vii) any other hazardous, radioactive, toxic, or noxious substance, materials, pollutant, or solid, liquid or gaseous waste, and (viii) any substance with respect to which a federal, state or local agency requires environmental investigation, monitoring, or remediation. “Host Customer Solar Assets” shall have the meaning set forth in the Credit Agreement. “Intended Tax Treatment” has the meaning given to such term in Section 7.6(c). “IRS” means the U.S. Internal Revenue Service. “Knowledge of Seller”, or words of like import, means the actual knowledge, after due inquiry of direct reports, of Paul S. Mathews, Robyn Liska and David Searle, none of whom shall have any personal Liability or obligations regarding such knowledge. “Law” means any federal, state, provincial, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, determination, decision or opinion of any Governmental Authority. “Legal Restraint” has the meaning given to such term in Section 8.1(a). “Liability” means any and all Claims, debts, indebtedness, liens, losses, damages, adverse Claims, liabilities, fines, penalties, duties, responsibilities, Taxes, obligations and expenses (including reasonable attorneys’ fees and reasonable costs of investigation and defense) of any kind, character, or description, in each case, whether known or unknown, direct or indirect, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, asserted or unasserted, ascertained or ascertainable, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, vested or unvested, executory, determined, determinable, in contract, 6 tort, strict liability, or otherwise, or otherwise due or to become due, and whether or not required to be recorded or reflected on a balance sheet under GAAP. “LLC Agreement” shall mean each limited liability company agreements for each of the Project Companies. “Master SAP Contribution Agreement” shall have the meaning set forth in the Credit Agreement. “Material Adverse Effect” means (x) any event, change, condition, occurrence or effect that individually or in the aggregate has had a material adverse effect on the Purchased Assets, taken as a whole or (y) an Effect that individually or in the aggregate, has prevented or materially delayed or would prevent or materially delay the Transactions or has materially impaired or would materially impair the ability of the Selling Entities to consummate the Transactions; provided, however, that none of the following events, changes, conditions, circumstances, developments or effects (or the results thereof, each, an “Effect”) shall be deemed to constitute a “Material Adverse Effect” and shall not be taken into account, individually or in the aggregate, in determining whether a Material Adverse Effect has occurred: (a) the execution of this Agreement or the filing of the Petitions and compliance with the express provisions of this Agreement and any action of Buyer or its Affiliates, (b) the filing or pendency of the Petitions or the Bankruptcy Cases, including, (i) any objections in the Bankruptcy Court to this Agreement or the Transactions or the Sale Order or the reorganization or liquidation of the Selling Entities and their respective Affiliates and (ii) any other Order of the Bankruptcy Court or any actions or omissions of the Selling Entities in compliance therewith, (c) the failure of any Selling Entity or its Affiliates to meet any internal or published projections, forecasts, estimates or predictions (provided, that this clause (c) shall not prevent a determination that any change, event, circumstance or effect underlying such failure has resulted in a Material Adverse Effect, unless such change, event, circumstance or effect is otherwise excepted by this definition), (d) changes after the date of this Agreement in Law or GAAP or other applicable accounting principles or standards in the United States or elsewhere, or changes in the interpretation or enforcement of any of the foregoing; (e) volcanic eruptions, tsunamis, effects of climate change, earthquakes, floods, storms, hurricanes, tornadoes, fires, epidemics, pandemics, disease outbreak, public health crises, acts of god or natural or man-made disasters, in each case, including any direct or indirect consequence or condition thereof, including outbreaks (including “Coronavirus” or “COVID-19”) or additional waves of outbreaks of any contagious diseases, or any quarantine or trade restrictions related thereto or any other force majeure, (f) changes in general economic conditions, currency exchange rates or United States or international securities, currency, debt or equity markets, (including (A) any disruption of any of such markets, (B) any change in currency exchange rates, (C) any decline or rise in the price of any security, commodity or index, and (D) any increased cost, or decreased availability, of capital or pricing or terms related to any financing for the Transactions), (g) general trends, events or conditions generally affecting the industry, markets or geographic areas in which the Selling Entities operate, including supply chain disruptions, labor strikes and changes in customer or supplier behavior, (h) national or international political or social conditions, including hostilities, tariffs, trade wars, sanctions or trade policies, riots, protests, acts of terror, police actions, civil unrest, sabotage, cyber attacks, war (whether or not declared), any local, regional, national or international political or social conditions or any escalation or worsening of any of the foregoing, the engagement by the United States or any other country in hostilities or the escalation of any 7 hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military, or terrorist (whether or not state-sponsored) attack upon the United States or any other country, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, asset, Equipment, or personnel of the United States or of any other country, (i) the negotiation, announcement, or pendency of this Agreement or the Transactions (except any Effects arising from or related to the breach or inaccuracy of the representations and warranties set forth in Section 5.3, the identity, nature, or ownership of Buyer or Buyer’s plans with respect to the Purchased Assets and the business of the Selling Entities with respect to the Purchased Assets, including the impact on the relationships, contractual or otherwise, of the business of the Selling Entities with respect to the Purchased Assets with employees, customers, lessors, suppliers, vendors, or other commercial partners or litigation arising from or relating to this Agreement or the Transactions), (j) Ordinary Course seasonal fluctuations in the business of the Selling Entities with respect to the Purchased Assets, or (k) any action taken by the Buyer or its Affiliates with respect to the Transactions or the financing of the Transactions; provided, however, that, in the case of clauses (d), (e), (f), (g), (h) and (j), such events, changes, conditions, circumstances, developments or effects shall be taken into effect in determining whether any such material adverse effect has occurred to the extent that any such events, changes, conditions, circumstances, developments or effects have a material and disproportionate adverse effect on the Purchased Assets, taken as a whole, relative to similar assets being used in similar businesses operating in the industry or markets in which the Selling Entities operate, but only to the extent of such disproportionate impact. “Nonparty Affiliate” has the meaning given to such term in Section 10.7. “Order” means any order, writ, judgment, injunction, decree, rule, ruling, directive, determination or award made, issued or entered by or with any arbitrator or Governmental Authority, whether preliminary, interlocutory or final, including by the Bankruptcy Court in the Bankruptcy Cases (including the Sale Order). “Ordinary Course” means the ordinary and usual course of operations of the business of the Selling Entities with respect to the Purchased Assets, taken as a whole, taking into account the contemplation, commencement and pendency of the Bankruptcy Cases and recent past practice in response to any tariffs, sanctions, or trade policies implemented by any Governmental Body. “Original Contribution Agreements” shall mean, collectively, (i) that certain Contribution and Assignment Agreement, dated as of September 6, 2019, by and among TEP Developer and the assignors party thereto and (ii) that certain that certain Contribution Agreement, dated as of September 6, 2019, by and among TEP Developer and the grantors party thereto. “Outside Date” has the meaning given to such term in Section 9.1(b)(iii). “Permitted Encumbrances” means: (a) Encumbrances for utilities, Taxes, special assessments or other governmental charges that are not yet due and payable, or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, or for Taxes the nonpayment of which is permitted or required by the Bankruptcy Code, (b) Encumbrances in favor of the Buyer or the administrative 8 agent under the Credit Agreement and the Contracts related thereto, (c) the rights of any third party counterparty under any Assigned Contracts, and (d) licenses of intellectual property. “Person” means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, group, trust, association or other organization or entity or Governmental Authority. References to any Person include such Person’s successors and permitted assigns. “Petition” means the voluntary petition under the Bankruptcy Code filed with the Bankruptcy Court by the Selling Entities that are debtors in the Bankruptcy Cases. “Placed in Service” has the meaning set forth in the Credit Agreement. “Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date and the portion of a Straddle Period ending on (and including) the Closing Date. “Proceeding” has the meaning given to such term in Section 5.4(a). “Project Company” means Sunnova TEP 8-A, LLC, Sunnova TEP 8-B, LLC, Sunnova TEP 8-D, LLC, Sunnova TEP 8-E, LLC, Sunnova TEP 8-F, LLC, Sunnova TEP 8-G, LLC, Sunnova TEP 8-I, LLC, or Sunnova SAP IV, LLC. “Purchase Price” has the meaning given to such term in Section 3.1(a). “Purchased Assets” has the meaning given to such term in Section 2.1. “PV System Title Transfer Date” (and each other equivalent or reasonably similar term) has the meaning ascribed to such term in the applicable Acquisition Agreement. “Qualified Transferee” has the meaning given to such term in each applicable LLC Agreement. “Representatives” means, with respect to a particular Person, any director, officer, employee or other authorized representative of such Person or its Subsidiaries, including such Person’s attorneys, accountants, financial advisors and other advisors, each in their capacities as such. “Returned Project Distribution Agreement” means the Amended and Restated Returned Project Distribution Agreement, dated as of November 3, 2023, by and between the SAP Sellers. “Sale Hearing” means the hearing at which the Bankruptcy Court considers approval of the Sale Order. “Sale Motion” means the Debtors’ Emergency Motion for Entry of an Order (I) Authorizing and Approving the Private Sale of the Eligible Systems Free And Clear Of Liens, Claims, Encumbrances, and Other Interests, (II) Approving the ASPA Settlement and (III) Granting Related Relief filed in the Bankruptcy Cases.

9 “Sale and Contribution Agreement” shall have the meaning set forth in the Credit Agreement (including, for the avoidance of doubt, any original versions of such Sale and Contribution Agreement prior to the amendment, amendment and restatement, supplement or other modification thereof, to the extent Host Customer Solar Assets were transferred by TEP Developer under such original Sale and Contribution Agreement). “Sale Order” has the meaning given to such term in Section 8.1(b). “SAP Contribution Agreement” shall have the meaning set forth in the Credit Agreement. “SAP IV” means Sunnova SAP IV, LLC. “SAP Seller” means TEP Developer or Sunnova TEP Opco, as applicable. “SEC” has the meaning given to such term in the Preamble hereto. “SEC Disclosures” means any forms, reports, schedules, statements, exhibits and other documents filed with the Securities and Exchange Commission prior to the date of this Agreement by Sunnova Energy International Inc., a Delaware corporation, in respect of Selling Entities, their Affiliates, and their businesses to the extent publicly available on the EDGAR system of the United States Securities and Exchange Commission (other than any disclosures set forth under the headings “Risk Factors” or “Forward-Looking Statements” and any other disclosures included therein to the extent they are forward-looking in nature). “Seller” has the meaning given to such term in the Preamble hereto. “Sellers Combined Tax Return” means any combined, consolidated, affiliated, or unitary Tax Return that includes Selling Entities or any of their Affiliates. “Selling Entities” has the meaning given to such term in the Preamble hereto. “SLA” means Sunnova EZ-Own Portfolio, LLC. “SLA Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of March 20, 2025, by and among, SLA, as borrower, Atlas Securitized Products Holdings, L.P., as administrative agent, and the other parties thereto. “SLA Facility” means the asset-based lending facility pursuant to the SLA Credit Agreement. “Solar Service Agreements” shall have the meaning set forth in the Credit Agreement. “Straddle Period” means any taxable period beginning on or before and ending after the Closing Date. “Subsidiary” means, with respect to any Person, (a) any corporation or similar entity of which more than 50% of the securities or interests having, by their terms, ordinary voting power to elect a majority of the members of the board of directors, or other persons performing similar 10 functions with respect to such corporation or similar entity, is held, directly or indirectly by such Person and (b) any partnership, limited liability company or similar entity of which (i) such Person is a general partner or managing member or has the power, directly or indirectly, to direct the policies, management or affairs of such partnership, limited liability company or similar entity, or (ii) such Person possesses, directly or indirectly, a 50% or greater interest in the total capitalization or total income of such partnership, limited liability company or similar entity. “Sunnova TEP Opco” means Sunnova TEP Opco, a Delaware limited liability company. “Tax” means (a) any and all U.S. federal, state and local, non-U.S. and other taxes, charges, fees, duties, levies, tariffs, imposts, tolls, customs or other similar assessments, including all net income, gross income, gross receipts, license, lease, service, service use, payroll, employment, fringe, fringe benefits, excise, severance, stamp, occupation, premium, environmental, customs duties, capital stock, ad valorem, value added, unclaimed property, escheat, inventory, franchise, profits, branch profits, profit share, withholding, social security, unemployment, pension plan, health, disability, real property, personal property, windfall profits, wealth, net wealth, net worth, export fees and charges, registration fees, deposits, sales, use, transfer, registration, alternative or add-on minimum or estimated tax, fee, assessment, custom, duty, levy, tariff, impost, toll or charge of any kind whatsoever imposed by any Governmental Authority, together with any interest, penalty, inflationary adjustment, addition to tax, fine, or other addition thereto, and (b) any Liability in respect of any item described in clause (a) above, that arises by reason of a Contract, assumption, transferee or successor liability, operation of Law (including by reason of being a member of a consolidated, combined or unitary group) or otherwise. “Tax Return” means any return, Claim for refund, declaration, report, statement, information return or other similar document (including any related or supporting information, amendments, schedule or supplements of any of the foregoing) filed or required to be filed with, or supplied or required to be supplied to, any Governmental Authority with respect to Taxes. “TEP Developer” has the meaning given to such term in the Preamble hereto. “Transaction Documents” means this Agreement, the Assignment and Assumption Agreement and the Bill of Sale. “Transactions” means the transactions contemplated by this Agreement and the other Transaction Documents, including the purchase and sale of the Purchased Assets in exchange for the Purchase Price. “Transfer Taxes” has the meaning given to such term in Section 7.7(a). “Uncompleted Systems” means all Host Customer Solar Assets that have not been Placed in Service but in respect of which Buyer or a Project Company has directly or indirectly made any payment to any Selling Entity (or, in the case of SAP IV, which are contemplated to be assigned to SAP IV under the related Acquisition Agreements). Section 1.2 Construction. The terms “hereby,” “hereto,” “hereunder” and any similar terms as used in this Agreement refer to this Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The term “or” shall not be exclusive. The terms 11 “including,” “includes” or similar terms when used herein means “including, without limitation.” The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. Any reference to a Law hereunder shall mean such Law as from time to time amended, modified or supplemented, including all rules and regulations promulgated thereunder, unless the context requires otherwise; provided that, for the purposes of the representations and warranties set forth in this Agreement, with respect to any violation of or non- compliance with, or alleged violation of or non-compliance, with any Law, the reference to such Law means such Law as in effect at the time of such violation or non compliance or alleged violation or non-compliance. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. If the last day of such period is a day other than a Business Day, the period in question will end on the next succeeding Business Day. Any reference to “days” means calendar days unless Business Days are expressly specified. The word “will” shall be construed to have the same meaning and effect as the word “shall.” When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless otherwise specifically indicated, any reference herein to “$” means U.S. dollars. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. ARTICLE II PURCHASE AND SALE Section 2.1 Purchase and Sale of Assets. Pursuant to sections 105 and 363 of the Bankruptcy Code and on the terms and subject to the conditions contained in this Agreement and subject to entry by the Bankruptcy Court of the Sale Order, at the Closing, the Selling Entities shall sell, assign, convey, transfer and deliver to TEPH Sub, and TEPH Sub shall purchase, acquire and accept from the Selling Entities, all of the Selling Entities’ or any of their Affiliates’ right, title and interest, free and clear of all Encumbrances (other than Permitted Encumbrances), in, to and under all of the properties, rights, interests and other tangible and intangible assets of the Selling Entities or any of their Affiliates as at the Closing to the extent set forth in this Section 2.1, wherever located, in each case, except as otherwise specified in this Section 2.1 (collectively, the “Purchased Assets”; provided, however, that the Purchased Assets shall not include any Excluded Assets): (a) all rights of the Selling Entities or any of their Affiliates to receive any portion of any Uncompleted Systems or Completed Systems (including all related Solar Service Agreements), in any such case in respect of which the Buyer or a Project Company has directly or indirectly made any payment to any Selling Entity or any of their Affiliates (or, in the case of SAP IV is entitled, under the Acquisition Agreement, to receive a contribution of capital), that have not been transferred to the Buyer or a Project Company (such Solar Service Agreements, collectively, the “Assigned Contracts”); 12 (b) all right, title and interest in Host Customer Solar Assets (and any portion thereof) owned by the Selling Entities or any of their Affiliates in respect of which the Buyer or a Project Company has directly or indirectly made any payment to any Selling Entity or any of their Affiliates (or, in the case of SAP IV is entitled, under the Acquisition Agreement, to receive as a contribution of capital), except to the extent such Host Customer Solar Assets (or portions thereof) have previously been sold or assigned and has been conveyed, transferred and delivered to the Buyer or a Project Company; (c) the right to settle all Claims between any Selling Entity or any Affiliate of any Selling Entity and any counterparty to a Channel Partner Agreement (a “Dealer”) regarding or relating to the payment of outstanding amounts owed by any Selling Entity or any of their Affiliates to such Dealer under such Channel Partner Agreement, which settlement agreement may include (i) the Dealer agreeing to transfer the applicable Completed System and/or Uncompleted System to TEPH Sub, (ii) the Dealer agreeing to complete the applicable Uncompleted Systems for an agreed payment amount funded by the proceeds of loans issued to the Buyer pursuant to the Credit Agreement, (iii) the Dealer releasing all parties from any Claims, Encumbrances or other interests such parties may have in respect of such Uncompleted Systems or Completed Systems, and/or (iv) the Selling Entities or any of their Affiliates and their estates releasing the Dealer from all Claims and causes of action they have against the Dealer; (d) copies of all books, records, information, files, data and plans (whether written, electronic or in any other medium), and similar items of the Selling Entities, in each case, to the extent relating to the Purchased Assets; (e) (i) all rights, Claims and causes of action of the Selling Entities, against Persons (including, suppliers, vendors, merchants and manufacturers) and (ii) all rights of indemnity, warranty rights, rights of contribution, rights to refunds, rights of reimbursement and other rights of recovery possessed by the Selling Entities, in each case of clauses (i) and (ii), solely to the extent related to the other Purchased Assets and the Acquired Liabilities; and (f) the valid, non-exclusive right to use all intellectual property necessary to install and operate any Uncompleted Systems or Completed Systems that otherwise constitute Purchased Assets hereunder. Section 2.2 Excluded Assets. Notwithstanding any provision herein to the contrary, the Selling Entities shall retain all of their existing rights, title and interest to, all assets, rights and properties that are not specifically identified for inclusion in the Purchased Assets in accordance with Section 2.1, which shall be excluded from the sale, conveyance, assignment, transfer or delivery to TEPH Sub hereunder, including, for the avoidance of doubt, Avoidance Actions (collectively, the “Excluded Assets”). Section 2.3 Liabilities. Other than the Acquired Liabilities, neither TEPH Sub nor the Buyer shall assume, be obligated to pay, perform or otherwise discharge or in any manner be liable or responsible for any Liabilities of, or Claim against, the Selling Entities or relating to the Purchased Assets, of any kind or nature whatsoever, whether absolute, accrued, contingent or otherwise, liquidated or unliquidated, due or to become due, known or unknown, currently existing or hereafter arising, matured or unmatured, direct or indirect, and however arising, whether

13 existing on the Closing Date or arising thereafter, and the Selling Entities shall not convey, transfer, assign or deliver to TEPH Sub or the Buyer, any Liabilities, other than: (a) all Liabilities of any Seller under the Assigned Contracts; (b) all Liabilities arising out of the ownership or operation by TEPH Sub or the Buyer of the Purchased Assets on or after the Closing Date; and (c) without duplication, all Liabilities for Taxes with respect to the Purchased Assets for any taxable period (or portion thereof) beginning after the Closing Date for which a Project Company would have otherwise been responsible under the applicable Acquisition Agreement ((a), (b), and (c) collectively, the “Acquired Liabilities”). (d) For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, in no event shall the Acquired Liabilities include any Liabilities of any Selling Entity or any Affiliate of any Selling Entity under any Channel Partner Agreements. ARTICLE III PURCHASE PRICE Section 3.1 Purchase Price. (a) The aggregate consideration for the sale and transfer of the Purchased Assets from the Selling Entities to TEPH Sub shall be an amount in cash equal to $15,000,000.00 (the “Purchase Price”). (b) On the Closing Date, the Buyer shall pay or cause to be paid to the Seller or its designee(s), by wire transfer of immediately available funds to an account or series of accounts designated by the Seller prior to the Closing, an amount in cash equal to the Purchase Price. Section 3.2 Withholding. Notwithstanding anything in this Agreement to the contrary, the Buyer and any Affiliate or agent of the Buyer shall be entitled to deduct and withhold from any amount (or portion thereof) payable under this Agreement such Taxes as may be required to be deducted and withheld from such amount under the Code or any other applicable provision of U.S. Tax Law; provided, however, that Buyer shall use commercially reasonable efforts to provide prompt notice to the Seller of its intent to withhold and the basis for such withholding prior to the Closing and shall reasonably cooperate with such Seller to reduce or eliminate the requirement to deduct and withholding Tax. To the extent that any amounts are so deducted or withheld and paid to the appropriate taxing authority, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. 14 ARTICLE IV THE CLOSING Section 4.1 Time and Place of the Closing. On the terms and subject to the conditions contained in this Agreement, the closing of the sale of the Purchased Assets contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of electronic documents and signatures by electronic mail at 10:00 a.m. New York Time no later than the second (2nd) Business Day following the date on which the conditions set forth in Article VIII have been satisfied or, to the extent permitted by applicable Law, waived in writing by either the Buyer or the Seller, as applicable (other than conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of such conditions at or prior to the Closing), or at such other place and time as the Buyer and the Seller may mutually agree in writing. The date on which the Closing actually occurs is herein referred to as the “Closing Date.” Section 4.2 Deliveries by the Seller. At or prior to the Closing, the Seller shall deliver, or cause to be delivered, the following to the Buyer: (a) the Bill of Sale, duly executed by the Selling Entities; (b) the Assignment and Assumption Agreement, duly executed by the applicable Selling Entities; (c) the duly executed certificate contemplated by Section 8.2(c); (d) a duly executed IRS Form W-9 from each Selling Entity (or, if a Selling Entity is a disregarded entity for U.S. federal tax purposes, the Person owning such Selling Entity that is not disregarded for such purposes); and (e) a copy of the Sale Order. Section 4.3 Deliveries by the Buyer. At or prior to the Closing, the Buyer shall deliver, or cause to be delivered, the following to the Seller: (a) the Purchase Price; (b) the Assignment and Assumption Agreement, duly executed by TEPH Sub; and (c) the duly executed certificate contemplated by Section 8.3(c). ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE SELLING ENTITIES Except as set forth in the disclosure schedule delivered by the Seller to the Buyer (the “Disclosure Schedule”) concurrently with the execution of this Agreement (with specific reference 15 to the representations and warranties in this Article V to which the information in such schedule relates); the Selling Entities hereby, jointly and severally, represent and warrant to the Buyer and TEPH Sub as follows: Section 5.1 Organization, Standing and Power. Each Selling Entity is an entity duly organized, validly existing and has all requisite power (corporate or otherwise) and authority to own, lease and operate all of the Purchased Assets and, except as would not have a Material Adverse Effect, to the extent applicable, is in good standing under the laws of the jurisdiction of its organization. Each Selling Entity is duly licensed or qualified to do business in each jurisdiction in which the nature of the Purchased Assets or the character or location of the Purchased Assets makes such licensing or qualification necessary, except where the failure to be so licensed or qualified is the result of the filing of the Bankruptcy Cases or as would not have a Material Adverse Effect. Section 5.2 Authority; Execution and Delivery; Enforceability. Subject to the applicable provisions of the Bankruptcy Code and the entry and effectiveness of the Sale Order, each Selling Entity has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform and comply with each of its obligations hereunder and thereunder and, upon entry and effectiveness of the Sale Order, in accordance with the terms hereof, to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Selling Entities of this Agreement and the other Transaction Documents to which any Selling Entity is a party, the performance and compliance by the Selling Entities with each of their obligations herein and therein, and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or similar action on the part of the Selling Entities, and no other corporate or similar proceedings on the part of the Selling Entities and no other equityholder votes are necessary to authorize this Agreement and the other Transaction Documents, or the consummation by the Selling Entities of the transactions contemplated hereby or thereby, subject to the entry and effectiveness of the Sale Order. Each Selling Entity has duly and validly executed and delivered this Agreement and will (as of the Closing) duly and validly execute and deliver the other Transaction Documents to which it is a party and, assuming the due authorization, execution and delivery by the Buyer and TEPH Sub of this Agreement and the other Transaction Documents to which it is party, and by the other parties to the Transaction Documents, this Agreement constitutes and the other Transaction Documents will constitute (as of the Closing) legal, valid and binding obligations of each Selling Entity, enforceable against such Selling Entity in accordance with its terms, subject in all cases to (a) the entry and effectiveness of the Sale Order and (b) limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles. Section 5.3 No Conflicts. (a) The execution, and delivery of the Transaction Documents to which the Selling Entities are party do not, or, to the extent executed after the Effective Date, will not, and the performance by the Selling Entities of the Transaction Documents to which they are a party will not, except to the extent excused by or unenforceable as a result of the filing of the Bankruptcy Cases and following the entry and effectiveness of the Sale Order, (i) conflict with or violate any 16 provision of any Selling Entity’s organizational or governing documents, (ii) assuming that all Consents and permits described in Section 5.3(b) have been obtained and all filings and notifications described in Section 5.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law or Order applicable to any Selling Entity or by which any Purchased Asset is bound or affected, or (iii) require any Consent under, result in any breach of or any loss of any benefit under, constitute a violation, breach or default (or an event which with notice or lapse of time or both would become a violation, breach or default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Encumbrance on any Purchased Assets pursuant to, any Contract or permit to which any Selling Entity is party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. (b) Assuming the accuracy of the representations and warranties of the Buyer and TEPH Sub in Section 6.3(a), the execution and delivery by the Selling Entities of the Transaction Documents do not and will not, and the consummation by the Selling Entities of the Transactions and compliance by the Selling Entities with any of the terms or provisions hereof will not, require any Consent or permit of, or filing with or notification to, any Governmental Authority, except (i) under the Exchange Act and (ii) the entry and effectiveness of the Sale Order by the Bankruptcy Court. Section 5.4 Legal Proceedings; Compliance with Law. Except as set forth in the SEC Disclosures or the Bankruptcy Court Disclosures: (a) Other than the Bankruptcy Cases, there is no action, suit, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding, audit or any informal proceeding) or investigation pending or being heard by or before, or otherwise involving, any Governmental Authority or any arbitrator or arbitration panel (each a “Proceeding”) and, to the Knowledge of Seller, no Person has threatened in writing to commence any Proceeding in respect of the Purchased Assets that would reasonably be expected to have a Material Adverse Effect. (b) The business of the Selling Entities with respect to the Purchased Assets is being conducted in compliance with, and the Selling Entities have complied with, all applicable Laws relating to the ownership and operation of the Purchased Assets, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There are no pending or, to the Knowledge of Seller, threatened, claims from any Governmental Authority relating to any non-compliance of the business of the Selling Entities with respect to the Purchased Assets or the Purchased Assets, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Selling Entities and, to the knowledge of Seller, all other Persons, have obtained all permits, licenses and governmental approvals required to install and operate the Purchased Assets, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Selling Entities are in compliance with all Environmental Laws with respect to the Purchased Assets, (ii) to the Knowledge of Seller, no

17 Purchased Assets are located on any premises where Hazardous Substances have been released into the soil or groundwater in violation of Environmental Laws, and (iii) the Selling Entities have not received written notice from any Governmental Authority of any actual violation of any Environmental Laws with respect to the Purchased Assets, which is presently pending. Section 5.5 Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) All Tax Returns relating to the Purchased Assets that are required by applicable Law to be filed by or with respect to any Selling Entity have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, complete and accurate. (b) Each of the Selling Entities has timely paid all Taxes relating to the Purchased Assets due and owing by it (whether or not shown to be due on a Tax Return), including any Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, or other third party, other than Taxes the nonpayment of which is permitted or required by the Bankruptcy Cases. (c) No Encumbrances for Taxes (other than Permitted Encumbrances) are outstanding with respect to any of the Purchased Assets, and no deficiencies for Taxes relating to the Purchased Assets have been claimed, proposed or assessed by any Governmental Authority in writing against any of the Selling Entities except for deficiencies which have been fully satisfied by payment, settled or withdrawn. (d) There are no audits, examinations, investigations or other proceedings ongoing or pending against or with respect to any of the Selling Entities with respect to any Taxes relating to the Purchased Assets and no written notification has been received by any of the Selling Entities that such an audit, examination, investigation or other proceeding has been proposed or threatened in writing. (e) None of the Purchased Assets constitutes stock, partnership interests or other equity interest in any Person for U.S. federal income tax purposes. (f) Notwithstanding anything in this Agreement to the contrary, the representations and warranties in this Section 5.5 shall constitute the sole representations and warranties in this Agreement with respect to Taxes and no representation or warranty set forth in this Section 5.5 shall be deemed to apply directly or indirectly with respect to any Sellers Combined Tax Return. No representation or warranty is made with respect to the validity of any Tax position or the availability of any Tax attribute for any Tax period (or any portion thereof) following the Closing. Section 5.6 Title to Assets. Subject to requisite Bankruptcy Court approvals and except as a result of the commencement of the Bankruptcy Cases: (a) The Selling Entities have good and valid title to, and own and possess all rights and interests in, the Purchased Assets, free and clear of all Encumbrances other than Permitted Encumbrances. 18 (b) This Agreement and the instruments and documents to be delivered by the Selling Entities to TEPH Sub at the Closing shall be adequate and sufficient to transfer to TEPH Sub (i) the Selling Entities’ entire right, title and interest in and to the Purchased Assets and (ii) good title to the Purchased Assets, free and clear of all Encumbrances (other than Permitted Encumbrances), claims, and interests, subject to (A) the Bankruptcy Cases and (B) entry of the Sale Order. (c) SEC or an Affiliate thereof received under the Channel Partner Agreements good and marketable title to the applicable portions of each Host Customer Solar Asset that reached the Control Transfer Date or PV System Title Transfer Date for title to transfer prior to the Closing and transferred such title to TEP Developer or an Affiliate thereof which, in turn, transferred such title to the applicable Project Company, except to the extent such Host Customer Solar Asset was returned to TEP Developer pursuant to such Acquisition Agreement. (d) SEC or an Affiliate thereof transferred each Existing Solar Service Agreement to TEP Developer, which, in turn, transferred such Existing Solar Service Agreement to the applicable Project Company under the applicable Acquisition Agreement, except to the extent such Existing Solar Service Agreement was returned to TEP Developer pursuant to such Acquisition Agreement. (e) (i) Each transferor under the Master SAP Contribution Agreement, the Returned Project Distribution Agreement or the Original Contribution Agreements, as applicable, had good and marketable title to each related Host Customer Solar Asset (including the related Existing Solar Service Agreement), immediately prior to the related transfer under the Master SAP Contribution Agreement or the Original Contribution Agreements, as applicable, (ii) each transferor under the Master SAP Contribution Agreement, the Returned Project Distribution Agreement or the Original Contribution Agreements, as applicable, transferred the related Host Customer Solar Asset to the related transferee (including the applicable SAP Seller) in accordance with the Master SAP Contribution Agreement or the Original Contribution Agreements, as applicable, (iii) the applicable SAP Seller had good and marketable title to each Host Customer Solar Asset immediately prior to the related transfer under the Sale and Contribution Agreement, and transferred such Host Customer Solar Asset to Sunnova TEP Resources, LLC, a Delaware limited liability company, which then transferred such Host Customer Solar Asset to the Buyer, in each case in accordance with the Sale and Contribution Agreement and (iv) the Buyer transferred such Existing Solar Service Agreement and Host Customer Solar Asset to SAP IV in accordance with the SAP Contribution Agreement, in each case prior to the Closing. (f) SEC transferred to SLA each solar loan that was originated prior to the Closing and in respect of which SLA made a payment using the proceeds of the SLA Facility. Section 5.7 Absence of Certain Changes. Except as set forth in the SEC Disclosures or the Bankruptcy Court Disclosures, since January 1, 2025, other than the commencement of the Bankruptcy Cases and this Agreement, the negotiation, preparation or execution hereof and the process conducted by the Selling Entities and their Affiliates in connection therewith, there has not occurred any event, change, condition, occurrence or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect. 19 Section 5.8 Brokers. No Person is entitled to any brokerage, financial advisory, finder’s or similar fee or commission payable by any Selling Entity in connection with the Transactions for which the Buyer or TEPH Sub is or will become liable. Section 5.9 Board Composition. Section 5.9 of the Disclosure Schedule sets forth a complete and accurate list of the members of the boards of directors, boards of managers or similar governing bodies for each of the entities specified thereon as of the date of this Agreement. As of the date of this Agreement, the Selling Entities have taken all actions necessary to approve and ratify such composition. Section 5.10 Certain Agreements. Except as set forth in the SEC Disclosures or the Bankruptcy Court Disclosures, subject to requisite Bankruptcy Court approvals, and assumption of the applicable Contract in accordance with applicable Law (including satisfaction of any applicable Cure Costs) and except (i) as a result of the commencement of the Bankruptcy Cases, (ii) with respect to any Contract that has previously expired in accordance with its terms, been terminated, restated, or replaced, or (iii) as set forth in Section 5.10 of the Disclosure Schedule, (a) to the extent related to the Purchased Assets, the Solar Service Agreements and Channel Partner Agreements are valid, binding and enforceable against the applicable Selling Entities and, to the Knowledge of Seller, the other parties thereto, and each is in full force and effect, except for such failures as would not, individually or in the aggregate, have a Material Adverse Effect, and (b) to the extent related to the Purchased Assets, there is no breach or violation of, or default under, any such Solar Service Agreement or Channel Partner Agreement by any of the Selling Entities and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by any of the Selling Entities or would permit or cause the termination or modification thereof or acceleration or creation of any right or obligation thereunder, except in all cases, (i) for payment defaults under the Channel Partner Agreements or (ii) as would not, individually or in the aggregate, have a Material Adverse Effect. Section 5.11 Insurance and Warranties. Except as set forth in the SEC Disclosures or the Bankruptcy Court Disclosures, the Selling Entities have maintained appropriate insurance in compliance with all applicable Contracts and which provide full and adequate coverage for all normal risks incident to the ownership of the Purchased Assets, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.12 Intangible Property. (a) The Selling Entities own or have a valid license to all intellectual property that is necessary to install and operate the Purchased Assets and (b) to the Knowledge of Seller, there is no pending or threatened Proceeding, dispute or disagreement against any Person concerning such intellectual property, except, in each case of (a) and (b), as would not, individually or in the aggregate, have a Material Adverse Effect. ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BUYER AND TEPH SUB The Buyer and TEPH Sub, jointly and severally, hereby represent and warrant to the Selling Entities as follows: 20 Section 6.1 Organization and Good Standing. Each of Buyer and TEPH Sub are Delaware limited liability companies duly organized, validly existing and, to the extent applicable, in good standing under the laws of Delaware and have the requisite power (corporate or otherwise) and authority and all necessary governmental licenses, authorizations, permits, consents and approvals to own, lease and operate all of their properties and assets and to carry on their business as it is being conducted on the Effective Date. The Buyer and TEPH Sub are duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except for those licenses or qualifications where the absence of which would not prevent the Transactions. Section 6.2 Authority; Execution and Delivery; Enforceability. Each of the Buyer and TEPH Sub has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is party, to perform and comply with each of its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by each of the Buyer and TEPH Sub of this Agreement and the other Transaction Documents to which it is party, the performance and compliance by the Buyer and TEPH Sub, as appropriate, with each of its obligations herein and therein and the consummation by the Buyer and TEPH Sub of the Transactions have been duly authorized by all necessary corporate actions on the part of the Buyer and TEPH Sub and no other corporate proceedings on the part of the Buyer or TEPH Sub and no equityholder votes are necessary to authorize this Agreement, the other Transaction Documents to which it is party or the consummation by each of the Buyer or TEPH Sub of the Transactions. Each of the Buyer and TEPH Sub has duly and validly executed and delivered this Agreement, and the other Transaction Documents to which it is party will be duly executed and delivered by the Buyer and TEPH Sub, as appropriate, and, assuming entry by the Bankruptcy Court of the Sale Order and the due authorization, execution and delivery by the Selling Entities of this Agreement and the other Transaction Documents to which it is a party and by the other parties to the Transaction Document, this Agreement constitutes and the other Transaction Documents to which the Buyer and TEPH Sub are party will constitute (as of the Closing) the Buyer or TEPH Sub’s legal, valid and binding obligation, enforceable against the Buyer or TEPH Sub in accordance with its terms, subject in all cases to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles. Section 6.3 No Conflicts. (a) The execution and delivery of the Transaction Documents by each of the Buyer and TEPH Sub does not and will not, and the performance by each of the Buyer and TEPH Sub of the Transaction Documents to which it is party will not, (i) conflict with or violate any provision of the organizational documents of Buyer or TEPH Sub, (ii) assuming that all Consents and permits described in Section 6.3(b) have been obtained and all filings and notifications described in Section 6.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law or Order applicable to the Buyer or any of its Affiliates, or by which any property or asset of the Buyer or TEPH Sub is bound or affected or (iii) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become

21 a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any property or asset of the Buyer or TEPH Sub, pursuant to, any Contract or permit to which the Buyer or TEPH Sub is a party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not reasonably be expected, individually or in the aggregate, to prevent the Transactions. (b) Assuming the accuracy of the representations and warranties of the Selling Entities in Section 5.3(a), the execution and delivery by the Buyer and TEPH Sub of the Transaction Documents to which it is party does not and will not, and the consummation by the Buyer and TEPH Sub of the Transactions and compliance by the Buyer and TEPH Sub with any of the terms or provisions hereof will not, require any Consent or permit of, or filing with or notification to, any Governmental Authority, except (i) the entry of the Sale Order by the Bankruptcy Court and (ii) such other Consents where failure to obtain such Consents would not reasonably be expected, individually or in the aggregate, to prevent the Transactions. Section 6.4 Legal Proceedings. There is no Proceeding pending, or, to the knowledge of Buyer, no Person has threatened in writing to commence any Proceeding that, would reasonably be expected to have the effect of preventing the Transactions or have a material adverse effect on the Buyer or TEPH Sub’s performance of any of their obligations and covenants under the Transaction Documents to which it is a party that are to be performed prior to, at or after Closing. Section 6.5 Brokers. No Person is entitled to any brokerage, financial advisory, finder’s or similar fee or commission payable by the Buyer or any of its Affiliates in connection with the Transactions, the other Transaction Documents or the transactions contemplated hereby or thereby for which the Selling Entities or any of their respective Affiliates or Representatives is or will become liable. Section 6.6 Proof of Funds. The Buyer will have on the Closing Date, sufficient unrestricted funds (without giving effect to any unfunded financing regardless of whether any such financing is committed), available to enable Buyer to pay the Purchase Price. ARTICLE VII COVENANTS OF THE PARTIES Section 7.1 Conduct of Business of Selling Entities. Except (A) as set forth on Section 7.1 of the Disclosure Schedule, (B) any limitations on operations imposed by the Bankruptcy Court or the Bankruptcy Code including as required or approved by any Order of the Bankruptcy Court, (C) as required or limited by applicable Law (including the Bankruptcy Code) or Order or Sellers’ debtor-in-possession financing or use of cash collateral, as applicable, (D) as expressly required by the terms of this Agreement or any other Transaction Document or (E) as otherwise consented to in writing by the Buyer (such consent not to be unreasonably withheld, conditioned or delayed), during the period commencing on the date of this Agreement and continuing through the Closing or the earlier valid termination of this Agreement in accordance with its terms, the Selling Entities shall not: 22 (a) sell, lease (as lessor), transfer or otherwise dispose of (or permit to become subject to any additional Encumbrance, other than Permitted Encumbrances) any Purchased Assets; (b) (i) amend, modify, supplement or terminate any of the Channel Partner Agreements (or waive any rights, interests or obligations therein) in any manner that would reasonably be expected to adversely affect the rights or interests of Buyer or its Affiliates related to such Channel Partner Agreements following the Closing or (ii) reject or assume and assign any Channel Partner Agreements under the Bankruptcy Code; (c) (i) cancel, compromise, waive or release any material right in any Selling Entities’ favor or claim of such Selling Entity with respect to any Purchased Assets or (ii) settle or compromise any Proceeding (including any audit) with respect to any Purchased Assets; (d) enter into any joint venture agreement that involves a sharing of profits, cash flows, expenses or losses with other Persons related to or affecting the Purchased Assets; (e) commence any Proceeding relating to the Purchased Assets if such commencement or settlement could reasonably be expected to have a Material Adverse Effect on the Purchased Assets; (f) take any action (other than any actions required by the Bankruptcy Court or applicable Law) in breach of the Sale Order; (g) with respect to any Purchased Asset, (i) agree to allow any form of relief from the automatic stay in the Bankruptcy Cases or (ii) fail to use reasonable best efforts to oppose any action by a third party to obtain relief from the automatic stay in the Bankruptcy Cases; (h) voluntarily pursue or seek, or fail to use commercially reasonable efforts to oppose any third party in pursuing or seeking, a conversion of the Bankruptcy Cases to cases under Chapter 7 of the Bankruptcy Code, the appointment of a trustee under Chapter 11 or Chapter 7 of the Bankruptcy Code and/or the appointment of an examiner with expanded powers; (i) with respect to any Purchased Asset, change, make (other than consistent with past practice) or revoke any material Tax election, change any material method of accounting with respect to Taxes, file any amended Tax Return, surrender or compromise any right to claim a Tax refund, settle or compromise any claim, notice, audit, assessment or other proceeding related to Taxes, enter into any agreement affecting any Tax liability or any refund or file any request for ruling or special Tax incentives with any Governmental Authority, or extend or waive the statute of limitations period applicable to any Tax or Tax Return or take or cause (or cause any other Person to take or cause) any action, in each case, if such action would reasonably be expected to (A) adversely affect the Purchased Assets in any period other than the Pre-Closing Tax Period or (B) increase the Buyer’s or any of its Affiliates’ Liability for Taxes with respect to the Purchased Assets; or (j) authorize any of the foregoing, or commit or agree to do any of the foregoing. 23 Section 7.2 Access to and Delivery of Information. (a) Between the date of this Agreement and the Closing Date or the earlier valid termination of this Agreement in accordance with its terms, to the extent permitted by Law, the Selling Entities shall, during ordinary business hours and without material disruption to the business of Selling Entities or their Affiliates with respect to the Purchased Assets and upon the reasonable prior request from the Buyer, give the Buyer and the Buyer’s Representatives reasonable access (at the Buyer’s sole expense) to (i) the Seller’s Representatives possessing information relating to the Purchased Assets and (ii) all books, records and other documents and data relating to the Purchased Assets. Notwithstanding anything to the contrary contained in this Agreement, the Selling Entities may restrict the foregoing access and shall not be required to provide any information or access that the Selling Entities reasonably believe would violate applicable Law or the terms of any applicable Contract (including confidentiality obligations) or jeopardize any attorney-client privilege or an expectation of client confidence or any other rights to any evidentiary privilege (such limitations, “Disclosure Limitations”); provided that if any such information or access is withheld pursuant to a Disclosure Limitation, the Seller shall, to the extent possible without violating legal restrictions or losing attorney-client privilege, inform the Buyer of such fact and provide a description of the general nature of what is being withheld, and the parties hereto shall use commercially reasonable efforts to obtain any consents necessary, restructure the form of access or make other arrangements, so as to permit the access requested. (b) No such access or information provided pursuant to this Section 7.2 shall be deemed to modify any representation or warranty contained in this Agreement. Section 7.3 Expenses. Except to the extent otherwise specifically provided herein or the Sale Order, whether or not the Transactions are consummated, all costs and expenses incurred in connection with this Agreement and the Transactions shall be borne by the party hereto incurring such costs and expenses. Section 7.4 Further Assurances. (a) Subject to the terms and conditions of this Agreement, at all times prior to the earlier of the Closing and the termination of this Agreement in accordance with its terms, each of the Buyer, TEPH Sub and each Selling Entity shall use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the Transactions in accordance with the terms of this Agreement. (b) From time to time, on or after the Closing Date until the dissolution and liquidation of the Selling Entities, to the extent the applicable officers, contractors or employees of the Selling Entities continue in such position at such time, the Selling Entities, the Buyer and TEPH Sub shall execute and deliver such other instruments of transfer to the Buyer as are reasonably necessary and as the Buyer, TEPH Sub or Selling Entities may reasonably request in order to more effectively vest in TEPH Sub all of the Selling Entities’ right, title and interest to the Purchased Assets, free and clear of all Encumbrances (other than Permitted Encumbrances) and the Acquired Liabilities. 24 (c) From time to time, on and after the Closing Date until the dissolution and liquidation of the Selling Entities, to the extent the applicable officers, contractors or employees of the Selling Entities continue in such position at such time, the Selling Entities shall execute and deliver such other instruments of transfer to TEPH Sub as are reasonably necessary and as the Buyer or TEPH Sub may reasonably request in order to confirm the transfer of any and all Host Customer Solar Assets (including all Existing Solar Service Agreements) that reached the applicable Control Transfer Date, in accordance with the terms of this Agreement. Section 7.5 Public Statements. Neither the Selling Entities nor Buyer shall issue any press release or public announcement concerning this Agreement or the Transactions without obtaining the prior written approval of the other party (which approval will not be unreasonably conditioned, withheld, or delayed), unless, in the reasonable judgment of the applicable disclosing party, disclosure is otherwise required by applicable Law or by the Bankruptcy Court with respect to filings to be made with the Bankruptcy Court in connection with this Agreement or by the applicable rules of any stock exchange on which Buyer or the Selling Entities (or their respective Affiliates) lists securities; provided that the party intending to make such release shall use its reasonable efforts consistent with such applicable Law or Bankruptcy Court requirement to consult with the other party with respect to the contents of such release. However, a copy of this Agreement will be filed with the Bankruptcy Court. Section 7.6 Tax Matters. (a) Any sales, use, goods and services, harmonized sales, real property, property transfer or gains, gross receipts, documentary, stamp, registration, recording or similar Tax payable in connection with the sale or transfer of the Purchased Assets pursuant to this Agreement (“Transfer Taxes”) shall, to the extent not subject to an exemption under the Bankruptcy Code, including Section 1146(a) of the Bankruptcy Code (provided, for the avoidance of doubt, this paragraph shall not require that the Agreement be effectuated pursuant to a “plan” under Chapter 11 of the Bankruptcy Code), be borne by the Selling Entities. The Selling Entity or Selling Entities shall pay such Transfer Taxes to the relevant Governmental Authorities, as required by applicable Law. The Selling Entities and the Buyer shall use their commercially reasonable efforts and cooperate in good faith to reduce or mitigate the sale and transfer of the Purchased Assets from any such Transfer Taxes. The Selling Entities, at their own expense, shall prepare and file all necessary Tax Returns or other documents with respect to all such Transfer Taxes and shall provide a copy of any such Tax Returns or other documents to the Buyer. (b) After Closing, Buyer and Seller shall cooperate (and in the case of Seller shall cause the other Selling Entities to cooperate) fully as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns and the conduct of Tax Proceedings with respect to the Purchased Assets and Acquired Liabilities. Such cooperation shall include (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Return or Tax Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, however, that the Buyer and its Affiliates shall not be required to disclose the contents of their Tax Returns to any Person. Any reasonable expenses incurred in such cooperation or in furnishing such record and information pursuant to this Section 7.6(b) shall be borne by the party requesting it.

25 (c) The Buyer and the Selling Entities shall, and shall cause their respective Affiliates to, consistently treat the purchase of the Purchased Assets and assumption of the Acquired Liabilities as a taxable transaction (the “Intended Tax Treatment”); except to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code (or any applicable analogous provision of state, local or non-U.S. law). (d) Any Taxes attributable to a Straddle Period required to be apportioned under this Agreement shall be apportioned as follows: (a) the amount of property, ad valorem, and other periodic Taxes allocable to the Pre-Closing Tax Period shall be equal to (i) the amount of such Taxes for the entire Straddle Period multiplied by (ii) a fraction, the numerator of which is the number of calendar days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of calendar days in the entire Straddle Period; and (b) all Taxes not allocated under clause (a) shall be allocated to the Pre-Closing Tax Period on the basis of a “closing of the books,” as if such taxable period ended as of the end of the day on the Closing Date; provided that, exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the period ending on the Closing Date and the period beginning after the Closing Date in proportion to the number of calendar days in each period. (e) Selling Entities shall prepare and timely file (i) all Tax Returns with respect to the Purchased Assets for any Tax period ending on or before the Closing Date (the “Applicable Seller Prepared Returns”) (and Buyer shall cooperate with Selling Entities in causing such Tax Returns to be filed) and (ii) all income Tax Returns of Selling Entities and their Affiliates (including, for the avoidance of doubt, any Seller Combined Tax Return), and Buyer shall have no rights with respect to any such Tax Returns described in this clause (ii). Selling Entities shall provide Buyer with a draft of all Applicable Seller Prepared Returns at least thirty (30) days (or, with respect to non-income Tax Returns, such shorter period of time as is reasonably practicable) prior to the filing of any such Tax Return to the extent such Applicable Seller Prepared Returns relate to any Acquired Liability. Selling Entities shall incorporate any changes reasonably requested by Buyer with respect to such Tax Returns that are supported at a “more likely than not” (or higher) level of confidence and consistent with past practice. Section 7.7 Submission for Bankruptcy Court Approval. (a) Each of the Selling Entities and the Buyer acknowledges that this Agreement, the sale of the Purchased Assets to the Buyer, and the other Transactions, and Selling Entities’ obligations under this Agreement are subject to Bankruptcy Court approval. The Buyer agrees that it will promptly take such actions as are reasonably requested by the Seller or the Selling Entities to assist in obtaining entry of the Sale Order, including furnishing affidavits or other documents or information for filing with the Bankruptcy Court for the purposes, among others, of providing necessary assurances of performance by the Buyer under this Agreement and demonstrating that the Buyer is a “good faith” purchaser under section 363(m) of the Bankruptcy Code. The Selling Entities shall give notice under the Bankruptcy Code of the requests for relief specified in the Sale Motion to all Persons, to the Knowledge of Seller, that are entitled to such notice, including all Persons that have asserted Encumbrances in the Purchased Assets, and other appropriate notice, including such additional notice as the Bankruptcy Court shall direct or as the Buyer may reasonably request, and provide appropriate opportunity for hearing, to all parties 26 entitled thereto, of all motions, Orders, hearings, or other Proceedings in the Bankruptcy Court relating to this Agreement or the Transactions. The Selling Entities shall be responsible for making all appropriate filings relating thereto with the Bankruptcy Court. (b) Each Selling Entity and the Buyer shall promptly consult with one another regarding any pleadings which any of them intends to file with the Bankruptcy Court (i) in connection with, or which might reasonably affect the Bankruptcy Court’s approval of, the Sale Order or (ii) that relate to this Agreement, the Transactions or the Transaction Documents. Each Selling Entity shall promptly provide the Buyer and its counsel with copies of all notices, filings and Orders of the Bankruptcy Court that such Selling Entity receives pertaining to the motion for approval of the Sale Order or any other Order related to any of the Transactions, but only to the extent such papers are not publicly available on the Bankruptcy Court’s docket or otherwise made available to the Buyer and its counsel. (c) If the Sale Order, or any other Orders of the Bankruptcy Court relating to this Agreement or the Transactions shall be appealed by any Person (or if any petition for certiorari or motion for reconsideration, amendment, clarification, modification, vacation, stay, rehearing or reargument shall be filed with respect to the Sale Order or other such Order), the Selling Entities shall promptly notify the Buyer thereof and promptly provide a copy of the related filing. The Selling Entities shall also provide the Buyer with notice of any filings with the Bankruptcy Court filed in connection with any such appeal. The Selling Entities agree to use commercially reasonable efforts to defend against or prosecute such appeal, petition or motion and obtain an expedited resolution of any such appeal, petition or motion, including drafting pleadings and attending hearings, and the Buyer shall use commercially reasonable efforts to assist the Selling Entities in such defense or prosecution and any efforts to obtain an expedited resolution thereof to the extent reasonably requested by the Selling Entities. Section 7.8 Certain Post-Closing Covenants. (a) From and after the Closing, except with the prior written consent of Buyer, Seller (a) shall not, and shall cause its Affiliates not to, amend, modify, supplement or terminate any of the Channel Partner Agreements (or waive any rights, interests or obligations therein) in any manner that would reasonably be expected to adversely affect the rights or interests of Buyer or its Affiliates related to such Channel Partner Agreements, (b) shall not, and shall cause its Affiliates not to, reject any Channel Partner Agreements under the Bankruptcy Code, and (c) except (i) as required or approved by any Order of the Bankruptcy Court, (ii) as required or limited by applicable Law (including the Bankruptcy Code) or Order or Selling Entities’ debtor-in- possession financing or use of cash collateral, as applicable, (iii) as expressly required by the terms of this Agreement or any other Transaction Document or (iv) as otherwise consented to in writing by the Buyer (such consent not to be unreasonably withheld, conditioned or delayed) shall, in the ordinary course of business consistent with past practice, use commercially reasonable efforts to perform or cause to be performed all of its covenants and obligations under each Channel Partner Agreement until the completion of the applicable Uncompleted Systems. (b) If any Project Company is entitled, under an Acquisition Agreement, to receive any Uncompleted System or Completed System that is transferred to TEPH Sub in accordance with Section 2.1(b), TEPH Sub shall transfer title thereto to such Project Company 27 pursuant to the terms of such documents as amended in accordance with Section3.4(B)(viii)(a)(3) of the Credit Agreement. Section 7.9 Acknowledgment by Buyer. (a) Buyer acknowledges and agrees, on its own behalf and on behalf of the Buyer Group, that the Express Representations are the sole and exclusive representations, warranties and statements of any kind made to Buyer or any member of the Buyer Group and on which Buyer or any member of the Buyer Group may rely in connection with the Transactions and the Transaction Documents. Buyer, on its own behalf and on behalf of the Buyer Group acknowledges and agrees that it has relied on, is relying on and will rely on only the Express Representations, in each case, in connection with the Transactions. (b) Buyer acknowledges and agrees, on its own behalf and on behalf of the members of the Buyer Group which Buyer controls, that it will not assert, institute, or maintain, and will cause each member of the Buyer Group which it controls not to assert, institute or maintain, any Action that makes any claim contrary to the agreements and covenants set forth in this Section 7.9. (c) Buyer acknowledges and agrees, on its own behalf and on behalf of the Buyer Group, that the covenants and agreements contained in this Section 7.9 (i) require performance after the Closing to the maximum extent permitted by applicable Law and (ii) are an integral part of the Transactions and that, without these agreements set forth in this Section 7.9, the Selling Entities would not enter into this Agreement. For the avoidance of doubt, nothing in this Agreement (including this Section 7.9) is intended to or shall limit or impair any rights of Buyer or any member of Buyer Group in respect of any Contracts or arrangements that do not constitute Transaction Documents as defined in this Agreement. ARTICLE VIII CONDITIONS TO CLOSING Section 8.1 Conditions to Each Party’s Obligations to Effect the Closing. The respective obligations of each of the Selling Entities and the Buyer and TEPH Sub to consummate the Closing shall be subject to the satisfaction or, to the extent permitted by applicable Law, waiver in a joint writing by the Buyer and the Seller, at or prior to the Closing, of the following conditions (provided that such waiver shall only be effective as to the obligations of the Selling Entities, in the case of a waiver by the Seller, and the Buyer, in the case of the Buyer): (a) no Governmental Authority, including the Bankruptcy Court, shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that enjoins, restrains, makes illegal or otherwise prohibits the consummation of the Transactions (any such Order, a “Legal Restraint”); and (b) the Bankruptcy Court shall have entered an Order substantially in the form attached hereto as Exhibit A, as may be modified or amended with the written consent of the Seller and the Buyer (the “Sale Order”) and the Sale Order shall not have been stayed by an Order of the Bankruptcy Court or another court of competent jurisdiction. 28 Section 8.2 Conditions to Obligations of the Buyer and TEPH Sub. The obligations of the Buyer and TEPH Sub to consummate the Closing shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, any of which may be waived in writing by the Buyer in its sole discretion: (a) the Selling Entities shall have performed and complied in all material respects with the covenants contained in this Agreement which are required to be performed and complied with by them on or prior to the Closing Date; (b) (i) each Fundamental Representation shall be true and correct in all respects as of the Closing Date as though made at and as of such time (except for those representations and warranties which address matters only as of a specific date in which case such representation or warranty shall have been true and correct as of such date) and (ii) the representations and warranties of the Selling Entities set forth in Article V (other than the Fundamental Representations) (without giving effect to any materiality or Material Adverse Effect qualifications set forth therein) shall be true and correct as of the Closing Date as though made at and as of such time (except for those representations and warranties which address matters only as of a specific date in which case such representation or warranty shall have been true and correct as of such date), except for such failures to be true and correct as has not resulted in and would not reasonably be expected to result in a Material Adverse Effect; (c) the Buyer shall have received a duly executed certificate from an officer of the Seller to the effect that the conditions set forth in Section 8.2(a) and (b) have been satisfied; (d) the Buyer shall have received the items to be delivered to it pursuant to Section 4.2; (e) if the Buyer does not meet the qualifications of a Qualified Transferee under each applicable LLC Agreement, then the Buyer obtains written consent from any of the applicable Class A Members pursuant to such LLC Agreement to consummate the Transactions under this Agreement; and (f) Buyer shall have received the proceeds of debt financing on terms satisfactory to it in its sole discretion in an amount sufficient to pay the Purchase Price in accordance with the terms of this Agreement. Section 8.3 Conditions to Obligations of the Selling Entities. The obligation of the Selling Entities to consummate the Closing shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, any of which may be waived in writing by the Seller in its sole discretion: (a) the Buyer and TEPH Sub shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by the Buyer or TEPH Sub on or prior to the Closing Date; (b) the representations and warranties of the Buyer and TEPH Sub set forth in Article VI (without giving effect to any materiality qualifications set forth therein) shall be true and correct as of the Closing Date as though made at and as of such time (except for those

29 representations and warranties which address matters only as of a specific date in which case such representation or warranty shall have been true and correct as of such date), except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to prevent or delay the Transactions; (c) the Seller shall have received a duly executed certificate from an officer of the Buyer to the effect that the conditions set forth in Section 8.3(a) and (b) have been satisfied; and (d) the Seller shall have received the items to be delivered to it pursuant to Section 4.3. Section 8.4 Frustration of Closing Conditions. None of the Selling Entities or the Buyer may rely on or assert the failure of any condition set forth in Article VIII to be satisfied if such failure was proximately caused by such party’s failure to comply with this Agreement in all material respects. Upon the occurrence of the Closing, any condition set forth in this Article VIII that was not satisfied as of the Closing will be deemed to have been waived for all purposes by the party having the benefit of such condition as of and after the Closing. ARTICLE IX TERMINATION; WAIVER Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing by: (a) mutual written agreement of the Seller and the Buyer; (b) written notice of either the Seller or the Buyer to such other party, if: (i) following the Effective Date a Legal Restraint has come into effect that has become final and nonappealable; (ii) the Closing shall not have occurred on or before June 14, 2025 (the “Outside Date”); provided, that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to any party hereto if such party or its Affiliates is then in material breach of this Agreement that proximately caused the failure of the Closing to occur prior to such date; provided, further, that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to the Seller or the Buyer, as applicable, if the other party or parties hereto or their respective Affiliates have initiated proceedings prior to the Outside Date to specifically enforce this Agreement which such proceedings are still pending; or (iii) (x) the Bankruptcy Cases applicable to the Selling Entities are, without the Seller’s consent, converted into cases under Chapter 7 of the Bankruptcy Code or dismissed, or (y) without the Seller’s consent, a trustee under the Bankruptcy Code is appointed in the Bankruptcy Cases applicable to the Selling Entities. 30 (c) the Seller if: (i) any of the representations and warranties of the Buyer or TEPH Sub contained in Article VI shall be inaccurate or shall have become inaccurate, and the condition set forth in Section 8.3(b) would not then be satisfied; provided, that at the time of such termination no Selling Entity is in breach of any of its representations, warranties, covenants or agreements contained herein, which breach would give rise to the failure of a condition in Section 8.2(a) or 8.2(b) to be satisfied; or (ii) the Buyer or TEPH Sub shall have failed to perform or comply with any of the covenants or agreements contained in this Agreement to be performed and complied with by the Buyer or TEPH Sub and the condition set forth in Section 8.3(a) would not then be satisfied; provided, that at the time of such termination no Selling Entity is in breach of any of its representations, warranties, covenants or agreements contained herein, which breach would give rise to the failure of a condition in Section 8.2(a) or 8.2(b) to be satisfied; provided, however, for purposes of clauses (i) and (ii) of this Section 9.1(c) if an inaccuracy in any of the representations and warranties of the Buyer or TEPH Sub or a failure to perform or comply with a covenant or agreement by the Buyer or TEPH Sub is curable, then the Seller may not terminate this Agreement under this Section 9.1(c) on account of such inaccuracy or failure (x) prior to the earlier of (1) the Outside Date and (2) the date that is thirty (30) days following the delivery of written notice to the Buyer of such breach if such inaccuracy or failure shall have not been fully cured during such period. (d) the Buyer if: (i) any of the representations and warranties of the Selling Entities contained in Article V shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on and as of such subsequent date), and the condition set forth in Section 8.2(b) would not then be satisfied; provided, that at the time of such termination the Buyer is not in breach of any of its representations, warranties, covenants or agreements contained herein, which breach would give rise to the failure of a condition in Section 8.3(a) or 8.3(b) to be satisfied; or (ii) the Selling Entities shall have failed to perform or comply with any of the covenants or agreements contained in this Agreement to be performed and complied with by the Selling Entities and the condition set forth in Section 8.2(a) would not then be satisfied; provided, that at the time of such termination the Buyer is not in breach of any of its representations, warranties, covenants or agreements contained herein, which breach would give rise to the failure of a condition in Section 8.3(a) or 8.3(b) to be satisfied; (iii) (A) the Sale Hearing is not held on or before June 9, 2025, or if the Sale Hearing is delayed due to the Bankruptcy Court’s unavailability, the next Business Day on which the Bankruptcy Court is available, or (B) the Bankruptcy Court has not entered the Sale Order on or before June 12, 2025, or if approval of the Sale Order is delayed due to the Bankruptcy Court’s unavailability, the next Business Day on which the 31 Bankruptcy Court is available; provided that, in each case of clauses (A) and (B), the Buyer shall not have the right to terminate this Agreement pursuant to this Section 9.1(d)(iii) if the Buyer is in material breach of this Agreement; (iv) if the Bankruptcy Cases are dismissed or converted to a case under Chapter 7 of the Bankruptcy Code, and neither such dismissal nor conversion expressly contemplates the Transactions; (v) the Selling Entities publicly announce any plan of reorganization that would prevent the Closing of the Transactions from occurring in accordance with the terms of this Agreement; or (vi) the Selling Entities withdraw or seek authority to withdraw the Sale Motion; provided, however, for purposes of clauses (i) and (ii) of this Section 9.1(d), that if an inaccuracy in any of the representations and warranties of the Selling Entities or a failure to perform or comply with a covenant or agreement by any of the Selling Entities is curable by it, then the Buyer may not terminate this Agreement under this Section 9.1(d) on account of such inaccuracy or failure (x) prior to the earlier of (1) the Outside Date and (2) the date that is thirty (30) days following the delivery of written notice to the Seller of such breach if such inaccuracy or failure shall have not been fully cured during such period. Section 9.2 Procedure and Effect of Termination. In the event of the valid termination of this Agreement pursuant to Section 9.1, written notice thereof shall forthwith be given by the terminating party to the other party, specifying the provision pursuant to which the Agreement is being terminated, and this Agreement shall terminate and the Transactions shall be abandoned, without further action by any of the parties hereto; provided, however, that (a) none of the Selling Entities or the Buyer shall be relieved of or released from any Liability arising from any intentional breach by such party of any provision of this Agreement or Fraud, and (b) this Section 9.2, Section 7.3, and Article X shall remain in full force and effect and survive any termination of this Agreement. Section 9.3 Extension; Waiver. At any time prior to the Closing, the Seller, on the one hand, or the Buyer, on the other hand, may, to the extent permitted by applicable Law (a) extend the time for the performance of any of the obligations or other acts of the Buyer (in the case of an agreed extension by the Seller) or the Selling Entities (in the case of an agreed extension by the Buyer), (b) waive any inaccuracies in the representations and warranties of the Buyer (in the case of a wavier by the Seller) or the Selling Entities (in the case of a waiver by the Buyer) contained herein or in any document delivered pursuant hereto, (c) waive compliance with any of the agreements of the Buyer (in the case of a wavier by the Seller) or the Selling Entities (in the case of a waiver by the Buyer) contained herein, or (d) waive any condition to the Buyer’s or the Selling Entities’ obligations hereunder. Any agreement on the part of the Seller, on the one hand, or the Buyer, on the other hand, to any such extension or waiver contemplated by the previous sentence shall be valid only if set forth in a written instrument signed on behalf of the Seller or the Buyer, as applicable. The failure or delay of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights, nor shall any single or partial 32 exercise of any right under this Agreement preclude any other or further exercise of any rights hereunder. ARTICLE X MISCELLANEOUS PROVISIONS Section 10.1 Amendment and Modification. This Agreement may be amended, modified or supplemented, or the terms hereof waived, only by a written instrument signed on behalf of each of the Seller and the Buyer. Section 10.2 Survival. Except as set forth in this Section 10.2, each of the representations and warranties and the covenants and agreements (to the extent such covenant or agreement contemplates or requires performance by such party prior to the Closing) of the parties set forth in this Agreement or in any other Transaction Document, will terminate effective immediately as of the Closing such that no claim for breach of any such representation, warranty, covenant or agreement, detrimental reliance or other right or remedy (whether in contract, in tort or at law or in equity) may be brought with respect thereto after the Closing. Each covenant and agreement in this Agreement or in any other Transaction Document that explicitly contemplates performance after the Closing, will, in each case and to such extent, expressly survive the Closing in accordance with its terms, and nothing in this Section 10.2 will be deemed to limit any rights or remedies of any Person for breach of any such surviving covenant or agreement. Buyer and the Selling Entities acknowledge and agree, that the agreements contained in this Section 10.2 (a) require performance after the Closing to the maximum extent permitted by applicable Law and will survive the Closing and (b) are an integral part of the Transactions and that, without the agreements set forth in this Section 10.2, none of the parties would enter into this Agreement. Notwithstanding anything to the contrary in this Agreement (including this Section 10.2), the representations and warranties of the Selling Entities contained in Section 5.6 shall survive the Closing until the date that is 120 days following the Closing (provided that if a claim with respect thereto shall be made prior to such survival date, then such survival date shall be extended until such claim is finally resolved). Section 10.3 Notices. All notices, consents, waivers and other communications required or permitted under, or otherwise made in connection with, this Agreement shall be in writing and shall be deemed to have been duly given or made (a) when delivered in person, (b) upon confirmation of receipt when transmitted by email, (c) upon receipt after dispatch by registered or certified mail (postage prepaid, return receipt requested), or (d) on the next Business Day if transmitted by national overnight courier, in each case, addressed as follows (or to such other addresses and Representatives as a party may designate by notice to the other parties): (a) If to the Seller to: Sunnova Energy International Inc. 20 East Greenway Plaza, Suite 540 Houston, TX 77046 Attention: General Counsel Email: legal@sunnova.com

33 with a copy (which shall not constitute notice) to: Kirkland & Ellis LLP 333 W Wolf Point Plaza Chicago, IL 60654 Attention: Anup Sathy, P.C. Email: anup.sathy@kirkland.com Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attention: Brian Schartz, P.C. Ciara Foster Margaret Reiney Jimmy Ryan Email: brian.schartz@kirkland.com ciara.foster@kirkland.com margeret.reiney@kirkland.com jimmy.ryan@kirkland.com Kirkland & Ellis LLP 609 Main Street Houston, TX 77002 Attention: John Pitts, P.C.; Claire Campbell, P.C. Email: john.pitts@kirkland.com; claire.campbell@kirkland.com (b) If to the Buyer or TEPH Sub, to: Sunnova TEP Holdings, LLC 20 East Greenway Plaza, Suite 540 Houston, TX 77046 Attention: John S. Dubel Gilbert Nathan Email: jdubel@dubel.com gil@jacksonsquareadvisors.com with a copy (which shall not constitute notice) to: Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 Attention: Kristine Manoukian Daniel Eisner Email: kristine.manoukian@srz.com daniel.eisner@srz.com 34 Section 10.4 Assignment; No Third Party Beneficiaries. (a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of Buyer and the Seller, and any such assignment shall be null and void; provided, however, that the rights of the Buyer and TEPH Sub under this Agreement may be assigned by such Person, without the prior written consent of the Seller, (i) to one or more of the Buyer’s Affiliates, so long as (A) such Affiliate is designated in writing by the Buyer to the Seller prior to the Closing, (B) the Buyer shall continue to remain obligated in full hereunder and (C) any such assignment would not reasonably be expected to impede or delay the Closing and (ii) as collateral security in accordance with the Credit Agreement, and pursuant to any exercise of remedies in respect thereof, and the Selling Entities acknowledge that the administrative agent under the Credit Agreement may, without incurring any liability to the Selling Entities, enforce the rights of the Buyer and TEPH Sub hereunder; provided, further, that the Selling Entities may assign some or all of its rights or delegate some or all of their obligations hereunder to successor entities pursuant to a plan of reorganization confirmed or a liquidation approved by the Bankruptcy Court. No assignment by any party hereto shall relieve such party (including an assignment by the Buyer to any of its Affiliates or as collateral security) of any of its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns, including, in the case of the Selling Entities, the trustee in the Bankruptcy Cases. (b) This Agreement is for the sole benefit of the parties hereto and their permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other Person any legal or equitable benefit, Claim, cause of action, remedy or right of any kind, except that Section 10.7 is intended for the benefit of and is enforceable by the Nonparty Affiliates; provided, that in each case such party will be subject to all the limitations and procedures of this Agreement as if it were a party hereunder. Section 10.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, and the invalid, illegal or unenforceable provision shall be interpreted and applied so as to produce as near as may be the economic result intended by the parties hereto. Section 10.6 Governing Law. Except to the extent the mandatory provisions of the Bankruptcy Code apply, this Agreement, and all Claims and causes of action arising out of, based upon, or related to this Agreement or the negotiation, execution or performance hereof, shall be governed by, and construed, interpreted and enforced in accordance with, the Laws of the State of Delaware, without regard to choice or conflict of law principles that would result in the application of any Laws other than the Laws of the State of Delaware. 35 Section 10.7 Non-Recourse. All Claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to the Transaction Documents, or the negotiation, execution, or performance of this Agreement and the other Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against the parties hereto. No Person who is not a party hereto, including any past, present or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any party hereto, or any past, present or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any Liability (whether in contract or in tort, in law or in equity, or granted by statute) for any Liabilities or causes of action arising under, out of, in connection with, or related in any manner to the Transactions or Transaction Documents or based on, in respect of, or by reason of the Transactions or Transaction Documents or their negotiation, execution, performance, or breach, and, to the maximum extent permitted by Law, each party hereto hereby waives and releases all such Liabilities and causes of action against any such Nonparty Affiliates (except pursuant to the Transaction Documents to which they are a party). Without limiting the foregoing, to the maximum extent permitted by Law, each party hereto disclaims any reliance upon any Nonparty Affiliate with respect to the performance of the Transaction Documents or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Section 10.8 Submission to Jurisdiction; WAIVER OF JURY TRIAL. (a) Any action, Claim, suit or Proceeding arising out of, based upon or relating to this Agreement or the Transactions shall be brought solely in the Bankruptcy Court (or any court exercising appellate jurisdiction over the Bankruptcy Court). Each party hereby irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court (or any court exercising appellate jurisdiction over the Bankruptcy Court) in respect of any action, Claim, suit or Proceeding arising out of, based upon or relating to this Agreement or any of the rights and obligations arising hereunder, and agrees that it will not bring any action arising out of, based upon or related thereto in any other court; provided, however, that, if the Bankruptcy Cases are dismissed, any action, Claim, suit or Proceeding arising out of, based upon or relating to this Agreement or the Transactions shall be heard and determined solely in the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware and any direct appellate court therefrom). Each party hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any such action, Claim, suit or Proceeding, (a) any Claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with Section 10.3, (b) any Claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law, any Claim that (i) the suit, action or Proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement or any other agreement or instrument 36 contemplated hereby or entered into in connection herewith, or the subject matter hereof or thereof, may not be enforced in or by such courts. Each party agrees that notice or the service of process in any action, Claim, suit or Proceeding arising out of, based upon or relating to this Agreement or any of the rights and obligations arising hereunder or thereunder, shall be properly served or delivered if delivered in the manner contemplated by Section 10.3. (b) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) BETWEEN THE PARTIES HERETO ARISING OUT OF, BASED UPON OR RELATING TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF. Section 10.9 Counterparts. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, may be executed in one (1) or more counterparts, each of which will be deemed to be an original of this Agreement or such amendment and all of which, when taken together, will constitute one and the same instrument, and to the extent signed and delivered by means of a photographic, photostatic, DocuSign, portable document format (.pdf), or similar reproduction of such signed writing using DocuSign or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of DocuSign or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of DocuSign or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. Section 10.10 Incorporation of Schedules and Exhibits. All Schedules and all Exhibits attached hereto and referred to herein are hereby incorporated herein by reference and made a part of this Agreement for all purposes as if fully set forth herein. Section 10.11 Entire Agreement. This Agreement (including all Schedules and all Exhibits) and the other Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to modify, amend or impair any obligations contained in the Credit Agreement or any Contracts entered into in connection therewith. Section 10.12 Remedies. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached or threatened to be breached and that an award of money damages would be inadequate in such event. Accordingly, it is acknowledged that the parties hereto shall be entitled to equitable relief, without proof of actual damages, including an injunction or injunctions or Orders for specific performance to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity as a remedy for any such breach or threatened breach.

37 Each party hereto further agrees that no other party hereto or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.12, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument, subject only to the immediately succeeding sentence. Section 10.13 Bulk Sales or Transfer Laws. Each of the Buyer and the Selling Entities hereby waives compliance by the Selling Entities with the provisions of the bulk sales or transfer Laws of all applicable jurisdictions. Section 10.14 Disclosure Schedule. It is expressly understood and agreed that (i) the disclosure of any fact or item in any section of the Disclosure Schedule shall qualify any other sections of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent on its face that such disclosure relates to such other sections, (ii) the disclosure of any matter or item in the Disclosure Schedule shall not be deemed to constitute an acknowledgement that such matter or item is required to be disclosed therein, or otherwise imply, that any such matter is material or creates a measure for materiality for purposes of this Agreement, and (iii) the mere inclusion of an item in the Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has resulted in and would reasonably be expected to result in a Material Adverse Effect. Section 10.15 Mutual Drafting; Headings; Information Made Available. The parties hereto participated jointly in the negotiation and drafting of this Agreement and the language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent. If an ambiguity or question of intent or interpretation arises, then this Agreement will accordingly be construed as drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The descriptive headings and table of contents contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. To the extent this Agreement refers to information or documents to be made available (or delivered or provided) to the Buyer or its Representatives, the Selling Entities shall be deemed to have satisfied such obligation if the Seller or any of its Representatives have made such information or document available (or delivered or provided such information or document) to the Buyer or any of its Representatives, whether in an electronic data room, via electronic mail, in hard copy format or otherwise on or before 12:01 a.m. New York Time on the date immediately preceding the Effective Date. Section 10.16 No Right of Set-Off. Buyer, on its own behalf and on behalf of its Affiliates and its and their respective successors and permitted assigns, hereby waives any rights of set-off, netting, offset, recoupment or similar rights that it has or may have with respect to the payment of the Purchase Price or any other payments to be made by Buyer pursuant to this Agreement. * * * * * [Signature Page to Asset Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be executed as of the date first written above. SUNNOVA ENERGY CORPORATION By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer SUNNOVA TEP DEVELOPER, LLC By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer [Signature Page to Asset Purchase Agreement] SUNNOVA TEP HOLDINGS, LLC By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer SUNNOVA TEP HOLDINGS SUBSIDIARY, LLC By: /s/ Paul S. Mathews Name: Paul S. Mathews Title: Chief Executive Officer Exhibit A Form of Sale Order (See attached)